Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FOURTH QUARTER AND FULL YEAR 2024 FINANCIAL RESULTS

Achieved record post-separation revenue and cash from operations in the fourth quarter

Signed 10 deals in the fourth quarter and 32 during the year

Paid down $50 million of debt and repurchased $20 million of common stock in the fourth quarter

SAN JOSE, Calif. – February 18, 2025 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the fourth quarter and full year ended December 31, 2024.

“Our fourth quarter results showed the evolution of our business model as we continued to grow and expand into our target growth markets. During the quarter, we signed 10 deals across multiple verticals, bringing the total deals for the year to 32. We are very pleased with our deal execution closing out the year with 4 new customer agreements, including important new strategic deals with Amazon, Canon and with a luxury retailer e-commerce customer. These new deals further expand and diversify our customer base. In addition, we continued our strong track record of renewal agreements with Roku and Sharp in the consumer electronics market,” said Paul E. Davis, chief executive officer of Adeia. “Our record post-separation revenue and operating cash flows, and our best-in-class operating margin of 67%, were driven by our strong deal momentum in the fourth quarter. We also executed on our balanced capital allocation approach in the quarter, making accelerated debt payments of $50.0 million, repurchasing $20.0 million of our common stock, acquiring strategic patent assets and maintaining our dividend program.”

“In 2024 we grew our total patent portfolio by an impressive 12% year over year, ending with over 12,000 total patent assets at year-end,” continued Davis. “The growth in our patent portfolio was fueled by our internal R&D efforts focused on innovations for generative AI, disruptive technologies targeted towards our adjacent media markets, and emerging technologies for the semiconductor industry. Our R&D teams are dedicated to solving the critical future needs of the semiconductor and media markets, and this continues to drive both new deal wins and renewals with our existing customers. I’m encouraged by the progress we’ve made in our business in 2024 including the expansion of our pipeline of new opportunities. In the coming year, we plan to add new customers in our target growth markets while maintaining our high renewal rate in our core markets. Our strong operational execution and financial performance over the past year provide a solid foundation for growth in 2025.”

Fourth Quarter Financial Highlights

•
Revenue was $119.2 million as compared to $86.1 million in the third quarter of 2024
•
GAAP diluted earnings per share (EPS) was $0.32 and non-GAAP diluted EPS was $0.47
•
GAAP net income was $36.0 million and adjusted EBITDA was $80.3 million
•
Cash flows from operations was $107.5 million
•
Paid down $50.0 million on our term loan
•
Repurchased $20.0 million of our common stock

Full Year 2024 Financial Highlights

•
Revenue was $376.0 million as compared to $388.8 million in 2023
•
GAAP diluted EPS was $0.57 and non-GAAP diluted EPS was $1.26
•
GAAP net income was $64.6 million and adjusted EBITDA was $234.3 million
•
Cash flows from operations was $212.5 million
•
Paid down $114.2 million on our term loan
•
Repurchased $20.0 million of our common stock

Business Highlights

•
Signed multi-year license agreements with new customers, including Amazon, Canon and a luxury retailer e-commerce customer for access to our media portfolio
•
Signed multi-year renewals with Roku and Sharp for access to our media portfolio
•
Signed multi-year renewals with three Pay-TV operators and an international OTT provider for access to our media portfolio
•
Signed a technology transfer agreement with a new semiconductor customer, providing high performance imaging and detection systems, for access to our hybrid bonding technology
•
In 2024, we acquired strategic patent portfolios for targeted growth markets, including OTT and broadband connectivity
•
In January 2025, repriced our term loan B, which lowered our interest rate by 50 basis points

Capital Allocation

During the quarter, the Company made $50.0 million in principal payments towards its term loan B, bringing the outstanding balance to $487.1 million as of December 31, 2024.

During the quarter, the Company repurchased $20.0 million of its common stock, representing over 1.4 million shares and bringing the remaining amount available under its stock repurchase plan to $180.0 million as of December 31, 2024.

On December 18, 2024, the Company distributed $5.5 million to stockholders of record on November 27, 2024, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on March 31, 2025, to stockholders of record on March 10, 2025.

Financial Outlook

The Company’s full year 2025 outlook is as follows:

Category (in millions, except for tax rate)	2025 GAAP Outlook	2025 Non-GAAP Outlook
Revenue	$390.0 − 430.0	$390.0 − 430.0
Operating expenses(1)	$263.0 − 275.0	$166.0 − 174.0
Interest expense	$41.0 − 43.0	$41.0 − 43.0
Other income	$4.0 − 4.5	$4.0 − 4.5
Tax rate	15.0% − 30.0%	23.0%
Net income(2)	$76.5 − 81.6	$144.0 − 167.5
Adjusted EBITDA(2)	N/A	$226.3 − 258.3
Diluted shares outstanding	113.0 − 114.0	113.0 − 114.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its fourth quarter 2024 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, February 18, 2025. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q4 2024 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenue	$119,168	$86,867	$376,024	$388,788
Operating expenses:
Research and development	16,049	14,369	59,598	54,264
Selling, general and administrative	27,894	24,049	103,443	95,226
Amortization expense	13,934	23,010	70,721	93,735
Litigation expense	3,809	2,172	13,653	9,333
Total operating expenses	61,686	63,600	247,415	252,558
Operating income	57,482	23,267	128,609	136,230
Interest expense	(12,310)	(15,437)	(52,539)	(62,574)
Other income and expense, net	1,311	1,597	5,570	6,320
Loss on debt extinguishment	—	—	(453)	—
Income before income taxes	46,483	9,427	81,187	79,976
Provision for (benefit from) income taxes	10,455	(3,273)	16,564	12,604
Net income	$36,028	$12,700	$64,623	$67,372
Net income per share:
Basic	$0.33	$0.12	$0.59	$0.63
Diluted	$0.32	$0.11	$0.57	$0.60
Weighted average number of shares used in per share calculations:
Basic	109,113	107,242	108,647	106,554
Diluted	113,597	112,833	113,061	112,849

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$78,825	$54,560
Marketable securities	31,567	29,012
Accounts receivable, net	34,145	39,651
Unbilled contracts receivable	104,047	74,919
Other current assets	9,792	7,700
Total current assets	258,376	205,842
Long-term unbilled contracts receivable	62,767	73,843
Property and equipment, net	6,278	6,971
Operating lease right-of-use assets	9,322	9,484
Intangible assets, net	301,177	347,172
Goodwill	313,660	313,660
Long-term income tax receivable	112,441	120,338
Other long-term assets	33,940	28,246
Total assets	$1,097,961	$1,105,556
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$8,045	$9,623
Accrued liabilities	24,517	19,138
Current portion of long-term debt, net	21,021	66,145
Deferred revenue	19,523	7,132
Total current liabilities	73,106	102,038
Deferred revenue, less current portion	64,555	17,672
Long-term debt, net	454,435	519,550
Noncurrent operating lease liabilities	9,480	9,730
Long-term income tax payable	84,585	81,834
Other long-term liabilities	15,229	18,110
Total liabilities	701,390	748,934
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	121
Additional paid-in capital	648,914	635,331
Treasury stock at cost	(255,301)	(222,497)
Accumulated other comprehensive loss	(1)	(8)
Accumulated deficit	2,834	(56,325)
Total stockholders’ equity	396,571	356,622
Total liabilities and stockholders’ equity	$1,097,961	$1,105,556

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Twelve Months Ended
	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net income	$64,623	$67,372
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	2,058	1,539
Amortization of intangible assets	70,721	93,735
Stock-based compensation expense	26,641	18,057
Deferred income tax	(7,141)	11,392
Loss on debt extinguishment	453	—
Amortization of debt issuance costs	3,475	4,302
Other	(1,573)	(252)
Changes in operating assets and liabilities:
Accounts receivable	6,256	18,268
Unbilled contracts receivable	(18,052)	(34,303)
Other assets	7,414	(4,502)
Accounts payable	(372)	(894)
Accrued and other liabilities	3,684	(14,604)
Deferred revenue	54,274	(7,355)
Net cash from operating activities	212,461	152,755
Cash flows from investing activities:
Purchases of property and equipment	(1,821)	(3,812)
Purchases of intangible assets	(20,476)	(2,531)
Purchases of short-term investments	(33,175)	(42,845)
Proceeds from maturities of investments	31,450	14,700
Net cash from investing activities	(24,022)	(34,488)
Cash flows from financing activities:
Dividends paid	(21,767)	(21,339)
Repayment of debt	(114,167)	(148,000)
Proceeds from employee stock purchase program and exercise of stock options	3,247	2,351
Repurchases of common stock	(18,706)	—
Repurchases of common stock for tax withholdings on equity awards	(12,781)	(11,274)
Net cash from financing activities	(164,174)	(178,262)
Net increase (decrease) in cash and cash equivalents	24,265	(59,995)
Cash and cash equivalents at beginning of period	54,560	114,555
Cash and cash equivalents at end of period	$78,825	$54,560

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
GAAP net income	$36,028	$12,700	$64,623	$67,372

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,178	814	4,206	2,911
Selling, general and administrative	6,307	4,173	22,435	15,146
Amortization expense	13,934	23,010	70,721	93,735
Transaction costs recorded in selling, general and administrative	—	—	1,255	—
Separation and other related costs recorded in selling, general and administrative (1)	843	2,409	5,047	12,632
Severance and retention costs recorded in selling, general and administrative	—	—	—	78
Total operating expenses adjustments	22,262	30,406	103,664	124,502
Other income and expense, net	—	—	—	(302)
Loss on debt extinguishment	—	—	453	—
Non-GAAP tax adjustment (2)	(5,356)	(12,435)	(26,055)	(34,356)
Non-GAAP net income	$52,934	$30,671	$142,685	$157,216

Diluted earnings per share
	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
GAAP diluted earnings per share	$0.32	$0.11	$0.57	$0.60

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.01	0.01	0.04	0.03
Selling, general and administrative	0.06	0.04	0.20	0.13
Amortization expense	0.12	0.20	0.63	0.83
Transaction costs recorded in selling, general and administrative	—	—	0.01	—
Separation and other related costs recorded in selling, general and administrative (1)	0.01	0.02	0.04	0.11
Total operating expenses adjustments	0.20	0.27	0.92	1.10
Other income and expense, net	—	—	—	—
Loss on debt extinguishment	—	—	—	—
Non-GAAP tax adjustment (2)	(0.05)	(0.11)	(0.23)	(0.31)
Non-GAAP diluted earnings per share	$0.47	$0.27	$1.26	$1.39

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
GAAP net income	$36,028	$12,700	$64,623	$67,372

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,178	814	4,206	2,911
Selling, general and administrative	6,307	4,173	22,435	15,146
Transaction costs recorded in selling, general and administrative	—	—	1,255	—
Separation and other related costs recorded in selling, general and administrative (1)	843	2,409	5,047	12,632
Severance and retention costs recorded in selling, general and administrative	—	—	—	78
Amortization expense	13,934	23,010	70,721	93,735
Depreciation expense	522	388	2,058	1,539
Interest expense	12,310	15,437	52,539	62,574
Other income and expense, net	(1,311)	(1,597)	(5,570)	(6,320)
Loss on debt extinguishment	—	—	453	—
Provision for (benefit from) income taxes	10,455	(3,273)	16,564	12,604
Adjusted EBITDA	$80,266	$54,061	$234,331	$262,271

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP operating expenses	$263.0	$275.0
Amortization expense	55.0	55.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Total of non-GAAP adjustments	97.0	101.0
Non-GAAP operating expenses	$166.0	$174.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$76.5	$81.6
Amortization expense	55.0	55.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Total of non-GAAP operating expenses	97.0	101.0
Non-GAAP tax adjustment (2)	(29.5)	(15.1)
Non-GAAP net income	$144.0	$167.5

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$76.5	$81.6
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Amortization expense	55.0	55.0
Depreciation expense	2.3	2.3
Interest expense	41.0	43.0
Other income	(4.0)	(4.5)
Income tax expense	13.5	34.9
Total of non-GAAP adjustments	149.8	176.7
Adjusted EBITDA	$226.3	$258.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.